                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                        Variable Life Insurance Policy
                                   (Destiny)

                        Supplement dated April 29, 2013
                      to the Prospectus dated May 1, 2004

                               Flexible Premium
                       Variable Life Insurance Policies
                  (Variable Universal Life/Executive Benefit)

                        Supplement dated April 29, 2013
                     to the Prospectuses dated May 1, 2002

                   Flexible Premium Joint and Last Survivor
                        Variable Life Insurance Policy

                        Supplement dated April 29, 2013
                      to the Prospectus dated May 1, 2002

               Flexible Premium Variable Life Insurance Policies
                       (VUL 95/VUL 100/VGSP/Russell VUL)

                        Supplement dated April 29, 2013
                     to the Prospectuses dated May 1, 2000

   This supplement updates certain information contained in the last full prospectus for each of the above-referenced variable life insurance policies, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your policy, without charge, on request. These policies are no longer available for sale.

   General American Life Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE UNDERLYING FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-638-9294.

   WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR FUNDS WILL PERFORM. THE POLICIES AND THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

THE COMPANY

   General American is principally engaged in writing individual life insurance policies and annuity contracts. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in four Canadian provinces. The principal offices (Home Office) of General American are located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The Administrative Office for various Policy transactions is as follows:

             Premium Payments            General American
                                         P.O. Box 790201
                                         St. Louis, MO 63179-0201

             Payment Inquires and        General American
             Correspondence              P.O. Box 355
                                         Warwick, RI 02887-0355

             Beneficiary and Ownership   General American
             Changes                     P.O. Box 357
                                         Warwick, RI 02887-0356

             Surrenders, Loans,          General American
             Withdrawals and             P.O. Box 356
             Division Transfers          Warwick, RI 02887-0356

             Death Claims                General American
                                         P.O. Box 356
                                         Warwick, RI 02887-0356

             All Telephone               (800) 638-9294
             Transactions and Inquiries

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at
(800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

   If you send premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the payment or transaction to your Policy.

THE SEPARATE ACCOUNT

   The separate account consists of divisions, each of which corresponds to an underlying Fund. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

   The following chart shows the Funds that are available under the policy along with the name of the investment adviser, sub-adviser (where applicable) and investment objective of each Fund. The Funds have different investment goals and strategies. You should review the prospectus of each Fund, or seek professional guidance in determining which Fund(s) best meet your objectives.

NOTE: THE RUSSELL INVESTMENT FUNDS ARE NOT AVAILABLE TO DESTINY OR EXECUTIVE BENEFIT POLICIES. FOR ALL OTHER POLICIES, THE RUSSELL INVESTMENT FUNDS ARE ONLY AVAILABLE FOR POLICIES WITH AN ISSUE DATE PRIOR TO JANUARY 1, 2000.

AMERICAN FUNDS INSURANCE SERIES(R)                     ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
           FUND                    SUB-ADVISER                           INVESTMENT OBJECTIVE
           ----                    -----------                            --------------------

American Funds Global                  N/A             Long-term growth of capital.
Small Capitalization Fund

American Funds Growth                  N/A             Growth of capital.
Fund

American Funds Growth-                 N/A             Long-term growth of capital and income.
Income Fund

FIDELITY(R) VARIABLE INSURANCE PRODUCTS                ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY
FUND                               SUB-ADVISER                           INVESTMENT OBJECTIVE
----                               -----------                            --------------------

Equity-Income Portfolio     FMR Co., Inc.              Reasonable income. The fund will also consider the
                                                       potential for capital appreciation. The fund's goal is to
                                                       achieve a yield which exceeds the composite yield of
                                                       securities comprising the S&P 500(R) Index.

Mid Cap Portfolio           FMR Co., Inc.              Long-term growth of capital.

JPMORGAN INSURANCE TRUST                               ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC.
FUND                               SUB-ADVISER                           INVESTMENT OBJECTIVE
----                               -----------                            --------------------

JPMorgan Insurance                     N/A             To maximize total return by investing primarily in a
Trust Core Bond Portfolio                              diversified portfolio of intermediate- and long-term debt
                                                       securities.

JPMorgan Insurance                     N/A             Capital growth over the long term.
Trust Small Cap Core
Portfolio

MET INVESTORS SERIES TRUST                             ADVISER: METLIFE ADVISERS, LLC
FUND                               SUB-ADVISER                           INVESTMENT OBJECTIVE
----                               -----------                            --------------------

Clarion Global Real Estate  CBRE Clarion Securities    Total return through investment in real estate securities,
Portfolio                   LLC                        emphasizing both capital appreciation and current
                                                       income.

ClearBridge Aggressive      ClearBridge Investments,   Capital appreciation.
Growth Portfolio            LLC (formerly ClearBridge
(formerly Legg Mason        Advisors, LLC)
ClearBridge Aggressive
Growth Portfolio)

Harris Oakmark              Harris Associates L.P.     Long-term capital appreciation.
International Portfolio

Invesco Small Cap           Invesco Advisers, Inc.     Long-term growth of capital.
Growth Portfolio

Lord Abbett Bond            Lord, Abbett & Co. LLC     High current income and the opportunity for capital
Debenture Portfolio                                    appreciation to produce a high total return.

FUND                             SUB-ADVISER                          INVESTMENT OBJECTIVE
----                              -----------                          --------------------

Lord Abbett Mid Cap        Lord, Abbett & Co. LLC    Capital appreciation through investments, primarily in
Value Portfolio                                      equity securities, which are believed to be undervalued
                                                     in the marketplace.

MFS(R) Research            Massachusetts Financial   Capital appreciation
International Portfolio    Services Company

Morgan Stanley Mid Cap     Morgan Stanley            Capital appreciation.
Growth Portfolio           Investment Management
                           Inc.

PIMCO Total Return         Pacific Investment        Maximum total return, consistent with the preservation
Portfolio                  Management Company        of capital and prudent investment management.
                           LLC

T. Rowe Price Large Cap    T. Rowe Price             Long-term capital appreciation by investing in common
Value Portfolio            Associates, Inc.          stocks believed to be undervalued. Income is a
                                                     secondary objective.

T. Rowe Price Mid Cap      T. Rowe Price             Long-term growth of capital.
Growth Portfolio           Associates, Inc.

METROPOLITAN SERIES FUND                             ADVISER: METLIFE ADVISERS, LLC
FUND                             SUB-ADVISER                          INVESTMENT OBJECTIVE
----                              -----------                          --------------------

Baillie Gifford            Baillie Gifford Overseas  Long-term growth of capital.
International Stock        Limited
Portfolio

Barclays Aggregate Bond    MetLife Investment        To track the performance of the Barclays U.S. Aggregate
Index Portfolio (formerly  Management, LLC/1/        Bond Index.
Barclays Capital
Aggregate Bond Index
Portfolio)

BlackRock Bond Income      BlackRock Advisors, LLC   A competitive total return primarily from investing in
Portfolio                                            fixed-income securities.

BlackRock Capital          BlackRock Advisors, LLC   Long-term growth of capital.
Appreciation Portfolio
(formerly BlackRock
Legacy Large Cap Growth
Portfolio)

BlackRock Diversified      BlackRock Advisors, LLC   High total return while attempting to limit investment
Portfolio                                            risk and preserve capital.

BlackRock Large Cap        BlackRock Advisors, LLC   Long-term growth of capital.
Value Portfolio

BlackRock Money Market     BlackRock Advisors, LLC   A high level of current income consistent with
Portfolio/2/                                         preservation of capital.

Davis Venture Value        Davis Selected Advisers,  Growth of capital.
Portfolio                  L.P.

Frontier Mid Cap Growth    Frontier Capital          Maximum capital appreciation.
Portfolio (formerly        Management Company,
BlackRock Aggressive       LLC/3/
Growth Portfolio)

Jennison Growth            Jennison Associates LLC   Long-term growth of capital.
Portfolio

Met/Artisan Mid Cap        Artisan Partners Limited  Long-term capital growth.
Value Portfolio            Partnership


METROPOLITAN SERIES FUND                          ADVISER: METLIFE ADVISERS, LLC
FUND                           SUB-ADVISER                         INVESTMENT OBJECTIVE
----                           -----------                          --------------------

MetLife Mid Cap Stock    MetLife Investment       To track the performance of the Standard & Poor's
Index Portfolio          Management, LLC/1/       MidCap 400(R) Composite Stock Price Index.

MetLife Stock Index      MetLife Investment       To track the performance of the Standard & Poor's
Portfolio                Management, LLC/1/       500(R) Composite Stock Price Index.

MFS(R) Total Return      Massachusetts Financial  Favorable total return through investment in a
Portfolio                Services Company         diversified portfolio.

MFS(R) Value Portfolio   Massachusetts Financial  Capital appreciation.
                         Services Company

MSCI EAFE(R) Index       MetLife Investment       To track the performance of the MSCI EAFE(R) Index.
Portfolio                Management, LLC/1/

Neuberger Berman         Neuberger Berman         High total return, consisting principally of capital
Genesis Portfolio        Management LLC           appreciation.

Russell 2000(R) Index    MetLife Investment       To track the performance of the Russell 2000(R) Index.
Portfolio                Management, LLC/1/

T. Rowe Price Large Cap  T. Rowe Price            Long-term growth of capital and, secondarily, dividend
Growth Portfolio         Associates, Inc.         income.

T. Rowe Price Small Cap  T. Rowe Price            Long-term capital growth.
Growth Portfolio         Associates, Inc.

Van Eck Global Natural   Van Eck Associates       Long-term capital appreciation with income as a
Resources Portfolio      Corporation              secondary consideration.

Western Asset            Western Asset            To maximize total return consistent with preservation of
Management               Management Company       capital and maintenance of liquidity.
U.S. Government
Portfolio

RUSSELL INVESTMENT
FUNDS                                             ADVISER: RUSSELL INVESTMENT MANAGEMENT COMPANY
FUND                           SUB-ADVISER                         INVESTMENT OBJECTIVE
----                           -----------                          --------------------

Aggressive Equity Fund             N/A            To provide long term capital growth.

Core Bond Fund                     N/A            To provide current income, and as a secondary
                                                  objective, capital appreciation.

Multi-Style Equity Fund            N/A            To provide long term capital growth.

Non-U.S. Fund                      N/A            To provide long term capital growth.

VAN ECK VIP TRUST                                 ADVISER: VAN ECK ASSOCIATES CORPORATION
FUND                           SUB-ADVISER                         INVESTMENT OBJECTIVE
----                           -----------                          --------------------

Van Eck VIP Emerging               N/A            Long-term capital appreciation by investing primarily in
Markets Fund                                      equity securities in emerging markets around the world.

----------
/1/Formerly MetLife Investment Advisors Company, LLC.

/2/An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

/3/Prior to January 7, 2013, BlackRock Advisors, LLC was the sub-adviser to the
   Portfolio.

FOR MORE INFORMATION REGARDING THE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-9294.

OTHER FUNDS AND SHARE CLASSES

   Some of the Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the JPMorgan Insurance Trust, we offer Class 1 shares; for Fidelity Variable Insurance Products and the Van Eck VIP Trust, we offer Initial Class shares; for the Metropolitan Series Fund, Inc., we offer Class A shares; for the Met Investors Series Trust, we offer Class A shares; and for the American Funds Insurance Series, we offer Class 2 shares.

CHARGES AND DEDUCTIONS

   Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy. We may profit from one or more of the charges deducted under the Policy, including the cost of insurance charge. We may use these profits for any corporate purpose.

   The following table shows the minimum and maximum total operating expenses charged by the Funds for the fiscal year ended December 31, 2012. Expenses of the Funds may be higher or lower in the future. Certain Funds may impose a redemption fee in the future. More detail concerning each Fund's fees and expenses is contained in the table that follows and in the prospectus for each Fund.

                                                                                       MINIMUM MAXIMUM
                                                                                       ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees, distribution
  and/or service (12b-1) fees, and other expenses)....................................  0.28%   1.23%

   The following table describes the annual operating expenses for each Fund for the year ended December 31, 2012, before and after any applicable fee waivers and expense reimbursements.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                        DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                               FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                            ---------- --------------- -------- --------- --------- ------------- ---------

AMERICAN FUNDS INSURANCE
 SERIES(R) -- CLASS 2
American Funds Global Small Capitalization
 Fund......................................   0.71%         0.25%       0.04%        --     1.00%          --       1.00%
American Funds Growth Fund.................   0.33%         0.25%       0.02%        --     0.60%          --       0.60%
American Funds Growth-Income Fund..........   0.27%         0.25%       0.02%        --     0.54%          --       0.54%

FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio....................   0.46%            --       0.10%        --     0.56%          --       0.56%
Mid Cap Portfolio..........................   0.56%            --       0.09%        --     0.65%          --       0.65%

JPMORGAN INSURANCE TRUST -- CLASS 1
JPMorgan Insurance Trust Core Bond
 Portfolio.................................   0.40%            --       0.22%        --     0.62%       0.02%       0.60%
JPMorgan Insurance Trust Small Cap Core
 Portfolio.................................   0.65%            --       0.29%     0.01%     0.95%       0.00%       0.95%

                                                      DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                         AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                          MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                             FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                          ---------- --------------- -------- --------- --------- ------------- ---------

MET INVESTORS SERIES TRUST -- CLASS A
Clarion Global Real Estate Portfolio.....   0.60%          --         0.06%        --     0.66%          --       0.66%
ClearBridge Aggressive Growth Portfolio..   0.61%          --         0.03%        --     0.64%          --       0.64%
Harris Oakmark International Portfolio...   0.77%          --         0.06%        --     0.83%       0.02%       0.81%
Invesco Small Cap Growth Portfolio.......   0.85%          --         0.02%        --     0.87%       0.01%       0.86%
Lord Abbett Bond Debenture Portfolio.....   0.51%          --         0.03%        --     0.54%          --       0.54%
Lord Abbett Mid Cap Value Portfolio......   0.65%          --         0.04%     0.06%     0.75%       0.00%       0.75%
MFS(R) Research International Portfolio..   0.68%          --         0.07%        --     0.75%       0.05%       0.70%
Morgan Stanley Mid Cap Growth
 Portfolio...............................   0.65%          --         0.07%        --     0.72%       0.01%       0.71%
PIMCO Total Return Portfolio.............   0.48%          --         0.03%        --     0.51%          --       0.51%
T. Rowe Price Large Cap Value Portfolio..   0.57%          --         0.02%        --     0.59%          --       0.59%
T. Rowe Price Mid Cap Growth Portfolio...   0.75%          --         0.03%        --     0.78%          --       0.78%

METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock
 Portfolio...............................   0.81%          --         0.10%        --     0.91%       0.10%       0.81%
Barclays Aggregate Bond Index Portfolio..   0.25%          --         0.04%        --     0.29%       0.01%       0.28%
BlackRock Bond Income Portfolio..........   0.32%          --         0.04%        --     0.36%       0.00%       0.36%
BlackRock Capital Appreciation Portfolio.   0.70%          --         0.03%        --     0.73%       0.01%       0.72%
BlackRock Diversified Portfolio..........   0.46%          --         0.07%        --     0.53%          --       0.53%
BlackRock Large Cap Value Portfolio......   0.63%          --         0.03%        --     0.66%       0.03%       0.63%
BlackRock Money Market Portfolio.........   0.33%          --         0.02%        --     0.35%       0.01%       0.34%
Davis Venture Value Portfolio............   0.70%          --         0.03%        --     0.73%       0.05%       0.68%
Frontier Mid Cap Growth Portfolio........   0.73%          --         0.05%        --     0.78%       0.02%       0.76%
Jennison Growth Portfolio................   0.61%          --         0.03%        --     0.64%       0.07%       0.57%
Met/Artisan Mid Cap Value Portfolio......   0.81%          --         0.04%        --     0.85%          --       0.85%
MetLife Mid Cap Stock Index Portfolio....   0.25%          --         0.07%     0.02%     0.34%       0.00%       0.34%
MetLife Stock Index Portfolio............   0.25%          --         0.03%        --     0.28%       0.01%       0.27%
MFS(R) Total Return Portfolio............   0.55%          --         0.05%        --     0.60%          --       0.60%
MFS(R) Value Portfolio...................   0.70%          --         0.03%        --     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio.............   0.30%          --         0.11%     0.01%     0.42%       0.00%       0.42%
Neuberger Berman Genesis Portfolio.......   0.82%          --         0.04%        --     0.86%       0.01%       0.85%
Russell 2000(R) Index Portfolio..........   0.25%          --         0.08%     0.09%     0.42%       0.00%       0.42%
T. Rowe Price Large Cap Growth
 Portfolio...............................   0.60%          --         0.04%        --     0.64%       0.01%       0.63%
T. Rowe Price Small Cap Growth
 Portfolio...............................   0.49%          --         0.06%        --     0.55%          --       0.55%
Van Eck Global Natural Resources
 Portfolio...............................   0.78%          --         0.04%     0.02%     0.84%       0.01%       0.83%
Western Asset Management U.S.
 Government Portfolio....................   0.47%          --         0.03%        --     0.50%       0.02%       0.48%

RUSSELL INVESTMENT FUNDS
Aggressive Equity Fund...................   0.90%          --         0.18%        --     1.08%       0.05%       1.03%
Core Bond Fund...........................   0.55%          --         0.17%        --     0.72%       0.05%       0.67%
Multi-Style Equity Fund..................   0.73%          --         0.13%        --     0.86%          --       0.86%
Non-U.S. Fund............................   0.90%          --         0.16%        --     1.06%       0.05%       1.01%

                                                DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                   AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                    MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                       FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                    ---------- --------------- -------- --------- --------- ------------- ---------

VAN ECK VIP TRUST -- INITIAL CLASS
Van Eck VIP Emerging Markets Fund..   1.00%          --         0.23%      --       1.23%       0.00%       1.23%

   The information shown in the table above was provided by the Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.

                                 POLICY RIGHTS

TRANSFERS

   RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the American Funds Global Small Capitalization Fund, JPMorgan Insurance Trust Small Cap Core Portfolio, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS Research International Portfolio, Baillie Gifford International Stock Portfolio, MSCI EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, Van Eck Global Natural Resources Portfolio, Russell Aggressive Equity Fund, Russell Non-U.S. Fund and Van Eck VIP Emerging Markets Fund--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category;
(2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an

American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Fund and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

   In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the fund manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

SEPARATE ACCOUNT CHARGES

   We will waive the following amount of the Mortality and Expense Risk Charge: the amount, if any, equal to the underlying fund expenses that are in excess of 0.68% for the Division investing in the Jennison Growth Portfolio, and that are in excess of 0.88% for the Division investing in the MFS Research International Portfolio.

                                GENERAL MATTERS

BENEFICIARY

   The following is added to this section:

   Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation. (See "The Company.")

                              FEDERAL TAX MATTERS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

   IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, in particular, with respect to joint and last survivor life insurance policies. Nevertheless, we believe that the Policies should satisfy the applicable requirements. However, the rules are not entirely clear with respect to Policies issued on a substandard or guaranteed issue basis. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there may be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

   TAX TREATMENT OF POLICY BENEFITS. In general, the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary to the extent provided in under Section 101 of the Code. In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

   A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

   Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. Under a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investments in the Policy, the excess will generally be treated as ordinary income subject to tax. The tax consequences of other distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract".

   MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

   In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

   Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

   Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

NOTE: MOST DESTINY POLICIES WERE MODIFIED ENDOWMENT CONTACTS FROM THE DATE OF ISSUE, THEREFORE, DISTRIBUTIONS FROM MOST DESTINY POLICIES ARE TAXED AS FOLLOWS:

   DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that is included in income, except where the distribution or Policy Loan (a) is made on or after the Owner attains age
59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary. The foregoing exceptions to the 10 percent additional income tax will generally not apply to a corporate Policy Owner.

   DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

   Policy Loans from, or secured by, a Policy that is not a modified endowment contract should generally not be treated as distributions. Instead, such loans should generally be treated as indebtedness of the Owner. However, because the tax consequences associated with Policy Loans are not always clear, in particular, with respect to Policy Loans outstanding after the tenth Policy year, you should consult a tax adviser prior to taking any Policy Loan.

   Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

   Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

   POLICY LOANS. Generally, interest paid on any loan under a life insurance Policy is not deductible. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER IF THE DEDUCTIBILITY OF LOAN INTEREST IS A CONSIDERATION IN THE PURCHASE OF A POLICY. If a Policy Loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.

   INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

   MULTIPLE POLICES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   CONTINUATION OF POLICY BEYOND ATTAINED AGE 100. The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if your Policy is, or may become, subject to a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act") which was signed into law on July 30, 2002, prohibits, with exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   Split dollar insurance plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

   POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

MANAGEMENT

   The directors and executive officers of General American Life Insurance Company and their principal business experience are:

DIRECTORS OF GENERAL AMERICAN

NAME AND PRINCIPAL BUSINESS ADDRESS                         PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                         -----------------------------

    Eric T. Steigerwalt/(2)/         Chairman of the Board, President and Chief Executive Officer since 2012 and
                                     Director since 2007 of General American and Executive Vice President of
                                     Metropolitan Life Insurance Company since 2010. Formerly Interim Chief
                                     Financial Officer 2011-2012, Senior Vice President and Treasurer of General
                                     American 2007-2009 and Senior Vice President and Treasurer 2007-2009 of
                                     Metropolitan Life.

    Kimberly A. Berwanger/(1)/       Director of General American since 2012 and Vice President of Metropolitan
                                     Life Insurance Company since 2010.

    Peter M. Carlson/(1)/            Director, Executive Vice President and Chief Accounting Officer of General
                                     American since 2009 and Executive Vice President and Chief Accounting
                                     Officer of Metropolitan Life Insurance Company since 2009. Formerly
                                     Executive Vice President and Corporate Controller 2006-2009 of Wachovia
                                     Corporation.

NAME AND PRINCIPAL BUSINESS ADDRESS                         PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                         -----------------------------

     Paul G. Cellupica/(1)/          Director of General American since 2011 and Chief Counsel of Metropolitan
                                     Life Insurance Company since 2004.

     Elizabeth M. Forget/(1)/        Director of General American since 2012 and Senior Vice President of
                                     Metropolitan Life Insurance Company since 2007.

     Michael P. Harwood/(2)/         Director of General American since 2012 and Senior Vice President and Chief
                                     Actuary of Metropolitan Life Insurance Company since 2010. Formerly Vice
                                     President and Chief Actuary 2005-2009 of Metropolitan Life.

     Paul A. LaPiana/(2)/            Director of General American since 2010 and Senior Vice President of
                                     Metropolitan Life Insurance Company since 2008. Formerly Director (Officer)
                                     2003-2008 of Metropolitan Life.

     Gene L. Lunman/(4)/             Director of General American since 2012 and Senior Vice President of
                                     Metropolitan Life Insurance Company since 2006.

     Stanley J. Talbi/(1)/           Director of General American since 2002 and Executive Vice President of
                                     Metropolitan Life Insurance Company since 2005.

EXECUTIVE OFFICERS OF GENERAL AMERICAN OTHER THAN DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS                        PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                         -----------------------------

    Roberto Baron/(1)/               Senior Vice President of General American since 2011 and Senior Vice
                                     President of Metropolitan Life Insurance Company since 2011. Formerly Vice
                                     President 2004-2011 of General American.

    Anne M. Belden/(6)/              Vice President--Finance of General American since 2010 and Assistant Vice
                                     President and Actuary of Metropolitan Life Insurance Company since 2010.
                                     Formerly Actuary 2004-2010 of Metropolitan Life.

    Marlene B. Debel/(1)/            Senior Vice President and Treasurer of General American since 2011 and
                                     Senior Vice President and Treasurer of Metropolitan Life Insurance Company
                                     since 2011. Formerly Global Head of Liquidity Risk Management and Rating
                                     Agency Relations of 2009-2011 Bank of America and Assistant Treasurer and
                                     Head of Corporate Finance and Liquidity Risk Management 1989-2008 of
                                     Merrill Lynch & Co., Inc.

    Robin Lenna/(5)/                 Executive Vice President of General American since 2011 and Executive Vice
                                     President of Metropolitan Life Insurance Company since 2010. Formerly
                                     Senior Vice President 2004-2010 of Metropolitan Life.

    Jonathan L. Rosenthal/(3)/       Senior Vice President and Chief Hedging Officer of General American since
                                     2010 and Senior Managing Director of Metropolitan Life Insurance Company
                                     since 2008.

----------
/(1)/The principal business address is MetLife, 1095 Avenue of the Americas,
    New York, NY 10036.
/(2)/The principal business address is MetLife, 501 Route 22, Bridgewater, NJ
    08807
/(3)/The principal business address is MetLife, 10 Park Avenue, Morristown, NJ
    07962.
/(4)/The principal business address is MetLife, 1300 Hall Boulevard,
    Bloomfield, CT 06002
/(5)/The principal business address is MetLife, 200 Park Avenue, 12/th/ floor,
    New York, NY 10166
/(6)/The principal business address is MetLife, 1 MetLife Plaza, 27-01 Queens
    Plaza North, Long Island, NY 11101

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS

   The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, which are also included in this prospectus supplement, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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